Exhibit 99.1

NetApp Announces Results for Second Quarter of Fiscal Year 2009

Q2 Revenues of $912 Million, Up 15% Year over Year

SUNNYVALE, Calif.--(BUSINESS WIRE)--November 12, 2008--NetApp (NASDAQ: NTAP) today reported results for the second fiscal quarter of 2009. Revenues for the second fiscal quarter of 2009 were $912 million, an increase of 15% compared to revenues of $792 million for the same period a year ago.

For the second fiscal quarter of 2009, GAAP net income was $49 million, or $0.15 per share1 compared to GAAP net income of $84 million, or $0.23 per share for the same period in the prior year. Non-GAAP2 net income for the second fiscal quarter of 2009 was $92 million, or $0.28 per share, compared to non-GAAP net income of $116 million, or $0.32 per share for the same period a year ago.

Revenues for the first six months of the current fiscal year totaled $1.78 billion, compared to revenues of $1.48 billion for the first six months of the prior year, an increase of 20% year over year.

GAAP net income for the first six months of the current fiscal year totaled $87 million, or $0.26 per share, compared to GAAP net income of $118 million, or $0.32 per share for the first six months of the prior fiscal year. Non-GAAP net income for the first six months of the current fiscal year totaled $168 million, or $0.50 per share, compared to non-GAAP net income of $192 million, or $0.52 per share for the first six months of the prior fiscal year.

“NetApp produced solid revenue and earnings results despite a challenging economic environment,” said Dan Warmenhoven, chairman and CEO. “More and more customers are turning to NetApp to drive down their storage costs by increasing their storage utilization. We expect NetApp's unique storage efficiency offerings to resonate well with customers, particularly during periods of constrained IT spending.”

Outlook

Given the reduced visibility caused by the recent changes in the macroeconomic environment, NetApp will not be providing formal revenue guidance for the third quarter of fiscal year 2009.

  NetApp estimates non-GAAP gross margins for the third quarter of fiscal year 2009 to be substantially the same level as reported in the second quarter of fiscal year 2009.
  NetApp estimates non-GAAP operating expenses for the third quarter of fiscal year 2009 to be roughly flat from the operating expenses reported in the second quarter of fiscal year 2009.

Quarterly Highlights

In the second quarter of fiscal year 2009, NetApp introduced new solutions that continue to help customers transform their data center architectures through higher efficiencies and asset utilization, greater power and space savings, and innovative data management techniques. NetApp also received many industry awards that recognize its leadership in quality, innovation, and service in the storage market.

NetApp launched a global program that offers customers a guarantee3 that they will use 50% less storage in their virtual environments with NetApp® compared to traditional storage. NetApp wants to assure customers who choose NetApp and leverage its unique storage efficiency technologies that they will reduce their overall storage usage while improving performance.

During the second quarter, NetApp announced that it will be the first storage vendor to offer native Fibre Channel over Ethernet (FCoE) SAN storage solutions. FCoE support extends NetApp's unified storage architecture, enabling customers to address changing business needs and opportunities with flexible data access across all protocols.

NetApp announced the availability of deduplication on NetApp Virtual Tape Library (VTL) systems, enabling customers to lower the disk capacity required to back up any storage system, including EMC and HP, up to 95%.4

During the quarter, NetApp announced the NetApp GetSuccessful™ Partner Enablement Program to help partners maximize strategic opportunities and distinguish themselves with their customers. The program is a new benefit of NetApp’s current VIP Partner Program and complements the Authorized Professional Service Provider and the Virtualization Specialization programs announced earlier this year.

NetApp continues to receive industry recognition from third parties. During the quarter, NetApp received the following awards:

  Diogenes Labs' Storage Magazine Quality Awards for the Enterprise Arrays category (Storage)
  2008 InformationWeek 500 (InformationWeek)
  Penton Media's Windows IT Pro® 2008 Community Choice Awards (Windows IT Pro)
  Service Management Achievement Award for Executive Stewardship (Aberdeen Group)
  2008 Rising Star Award (Global Technology Distribution Council), Learning in Practice Awards (Chief Learning Officer magazine)
  "Best Places to Work" in Research Triangle Park 2008 (Triangle Business Journal)

Webcast and Conference Call Information

  The NetApp quarterly results conference call will be broadcast live on the Internet at http://investors.netapp.com on Wednesday, November 12, 2008, at 2:00 p.m. Pacific Time. This press release and any other information related to the call will also be posted on the Web site at that location.

  The conference call will also be available live in a listen-only format at (866) 831-6270 in the United States and (617) 213-8858 outside the United States. The pass code for both numbers is 96289060.
  A replay will be available for 72 hours following the completion of the live call by dialing (888) 286-8010 in the United States and (617) 801-6888 outside the United States, using replay code 76798622. The Webcast replay will be posted on our Web site for at least one year.

About NetApp

NetApp creates innovative storage and data management solutions that accelerate business breakthroughs and deliver outstanding cost efficiency. Discover NetApp’s passion for helping companies around the world go further, faster at www.netapp.com.

“Safe Harbor” Statement Under U.S. Private Securities Litigation Reform Act of 1995

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include all of the statements under the Outlook section relating to our forecasted operating results and metrics for the third quarter of fiscal year 2009 and statements regarding our product and service offerings. These forward-looking statements involve risks and uncertainties, and actual results could vary. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the material and adverse global economic and market conditions that currently exist (particularly in the credit markets) and that are expected to persist well into calendar 2009; our ability to build nondeferred backlog to levels consistent with our past results and to increase our revenue over the next several quarters; risks associated with the anticipated growth in network storage and content delivery markets; our ability to deliver new product architectures and enterprise service offerings; competition risks, including our ability to design products and services that compete effectively from a price and performance perspective; risks with new product introductions; our reliance on a limited number of suppliers; our ability to accurately forecast demand for our products and successfully manage our relationships with our contract manufacturers; our ability to expand our direct sales operations and reseller distribution channels; our ability to develop, maintain, and strengthen our relationships and product offerings with strategic partners; risks associated with international operations; our ability to successfully acquire and integrate complementary businesses and technologies; foreign currency exchange rate fluctuations; and other important factors as described in NetApp reports and documents filed from time to time with the Securities and Exchange Commission, including the factors described under the sections captioned “Risk Factors” in our most recently submitted 10-K and 10-Q. We disclaim any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

1 Earnings per share is calculated using the diluted number of shares for all periods presented.

2 Non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, prior acquisition related costs, net gain or loss on investments, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes.

3 The description of the guarantee program in this press release is a summary and does not purport to be complete. For a full description of the terms and conditions of the program, go to www.netapp.com/guarantee. The description of the guarantee program is not incorporated by reference into this press release.

4 Based on NetApp internal testing, October 2008.

NetApp, the NetApp logo, Go further, faster, and GetSuccessful are trademarks or registered trademarks of NetApp, Inc. in the United States and/or other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

NetApp Usage of Non-GAAP Financials

The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. These non-GAAP results of operations exclude amortization of intangible assets, stock-based compensation expenses, acquisition-related retention costs, prior acquisition-related costs, net gain or loss on investments, and the related effects on income taxes as well as certain discrete GAAP provisions for income tax matters recognized ratably for non-GAAP purposes. We have excluded these items in order to enhance investors’ understanding of our ongoing operations. The use of these non-GAAP financial measures has material limitations because they should not be used to evaluate our company without reference to their corresponding GAAP financial measures. As such, we compensate for these material limitations by using these non-GAAP financial measures in conjunction with GAAP financial measures.

These non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision making, such as employee compensation planning. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

NetApp Use of Corporate Web Site

In accordance with SEC guidance published on August 22, 2008 (Release No. 34-58288), NetApp will begin to disseminate material information about the company through its corporate Web site within the next several fiscal quarters. NetApp intends to designate a separate portion of its corporate Web site for purposes of these disclosures and will include a prominent link on its Web site to allow visitors to locate this material information, which will be routinely updated. The Web site will supplement, rather than replace, NetApp's current existing channels of information distribution.

NETAPP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(Unaudited)

	October 24, 2008	April 25, 2008

ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$1,479,152	$936,479
Short-term investments	819,366	227,911
Accounts receivable, net	362,317	582,110
Inventories	78,214	70,222
Prepaid expenses and other assets	139,136	120,561
Short-term restricted cash	2,022	2,953
Short-term deferred income taxes	165,852	127,197
Total current assets	3,046,059	2,067,433

PROPERTY AND EQUIPMENT, net	717,849	693,792
GOODWILL	680,054	680,054
INTANGIBLE ASSETS, net	73,671	90,075
LONG-TERM INVESTMENTS AND RESTRICTED CASH	211,832	331,105
LONG-TERM DEFERRED INCOME TAXES AND OTHER ASSETS	348,921	208,529
	$5,078,386	$4,070,988

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	156,842	178,233
Accrued compensation and related benefits	161,450	202,929
Other accrued liabilities	153,419	154,331
Income taxes payable	5,559	6,245
Deferred revenue	919,910	872,364
Total current liabilities	1,397,180	1,414,102

LONG-TERM DEBT AND OTHER OBLIGATIONS	1,483,958	318,658
LONG-TERM DEFERRED REVENUE	657,714	637,889
	3,538,852	2,370,649

STOCKHOLDERS' EQUITY	1,539,534	1,700,339
	$5,078,386	$4,070,988

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Six Months Ended
	October 24, 2008	October 26, 2007	October 24, 2008	October 26, 2007

REVENUES:
Product	$570,436	$541,392	$1,118,291	$1,004,725
Software entitlements and maintenance	152,722	117,134	297,134	225,061
Service	188,473	133,672	364,982	251,647
Total revenues	911,631	792,198	1,780,407	1,481,433

COST OF REVENUES:
Cost of product	260,332	223,832	510,110	416,279
Cost of software entitlements and maintenance	2,259	1,914	4,445	3,998
Cost of service	102,884	82,447	203,048	159,954
Total cost of revenues	365,475	308,193	717,603	580,231
GROSS MARGIN	546,156	484,005	1,062,804	901,202

OPERATING EXPENSES:
Sales and marketing	304,045	255,374	607,152	500,017
Research and development	125,496	108,964	250,848	215,520
General and administrative	51,011	39,507	100,474	80,956
Total operating expenses	480,552	403,845	958,474	796,493

INCOME FROM OPERATIONS	65,604	80,160	104,330	104,709

OTHER INCOME (EXPENSES), net:
Interest income	17,619	16,296	33,094	33,332
Interest expense	(7,542)	(1,410)	(12,117)	(2,492)
Net (loss) gain on investments	(22,613)	13,619	(25,234)	13,619
Other income (expense), net	(479)	231	(2,468)	1,062
Total other income, net	(13,015)	28,736	(6,725)	45,521

INCOME BEFORE INCOME TAXES	52,589	108,896	97,605	150,230

PROVISION FOR INCOME TAXES	3,407	25,138	10,752	32,135

NET INCOME	$49,182	$83,758	$86,853	$118,095

NET INCOME PER SHARE:
BASIC	$0.15	$0.24	$0.26	$0.33

DILUTED	$0.15	$0.23	$0.26	$0.32

SHARES USED IN PER SHARE CALCULATION:
BASIC	327,319	355,665	330,587	360,061

DILUTED	333,385	365,458	337,253	371,544

NETAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW
(In thousands)
(Unaudited)

	Quarter Ended		Six Months Ended
	October 24, 2008	October 26, 2007	October 24, 2008	October 26, 2007
Cash Flows from Operating Activities:
Net income	$49,182	$83,758	$86,853	$118,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	35,866	28,282	69,063	55,016
Amortization of intangible assets and patents	8,052	6,795	16,404	13,688
Stock-based compensation	27,763	38,370	64,167	78,781
Net loss (gain) on investments	(638)	(13,619)	1,983	(13,619)
Impairment on investments	13,953	-	13,953	-
Net loss on disposal of equipment	581	128	760	245
Allowance for doubtful accounts	1,740	164	1,704	248
Deferred income taxes	(31,718)	(17,706)	(40,846)	(40,398)
Deferred rent	2,184	113	3,011	512
Income tax benefit from stock-based compensation	25,503	31,853	45,220	42,642
Excess tax benefit from stock-based compensation	(24,169)	(7,247)	(34,311)	(15,586)
Changes in assets and liabilities:
Accounts receivable	60,915	(22,364)	211,207	122,633
Inventories	(14,756)	(4,558)	(8,014)	(7,703)
Prepaid expenses and other assets	(28,260)	6,173	(18,128)	21,856
Accounts payable	13,740	(26,095)	(16,333)	(40,177)
Accrued compensation and related benefits	23,683	40,005	(30,756)	(29,884)
Other accrued liabilities	6,312	11,198	4,909	(8,930)
Income taxes payable	1,857	3,718	(536)	(43,989)
Other liabilities	401	2,855	(818)	62,744
Deferred revenue	35,249	65,849	88,143	112,397
Net cash provided by operating activities	207,440	227,672	457,635	428,571
Cash Flows from Investing Activities:
Purchases of investments	(219,024)	(111,097)	(483,962)	(439,990)
Redemptions of investments	155,711	165,612	263,643	627,564
Reclassification from cash and cash equivalents to short-term investments	(289,851)	-	(289,851)	-
Change in restricted cash	457	324	682	(1,443)
Proceeds from sales of marketable securities	-	18,256	-	18,256
Proceeds from sales of nonmarketable securities	1,057	-	1,057	-
Purchases of property and equipment	(27,354)	(37,572)	(103,967)	(71,158)
Purchases of nonmarketable securities	(125)	-	(250)	(4,035)
Net cash (used in) provided by investing activities	(379,129)	35,523	(612,648)	129,194
Cash Flows from Financing Activities:
Proceeds from sale of common stock related to employee stock transactions	10,038	16,076	45,566	66,067
Tax withholding payments reimbursed by restricted stock	(37)	(2,460)	(2,591)	(5,202)
Excess tax benefit from stock-based compensation	24,169	7,247	34,311	15,586
Proceeds from revolving credit facility	-	249,754	-	249,754
Proceeds from issuance of convertible notes	-	-	1,265,000	-
Payment of financing costs	(1,136)	-	(26,581)	-
Sale of common stock warrants	-	-	163,059	-
Purchase of note hedge	-	-	(254,898)	-
Repayment of debt	-	(21,380)	-	(37,340)
Repayment of revolving credit facility	(65,416)	-	(107,251)	-
Repurchases of common stock	-	(499,973)	(399,982)	(699,973)
Net cash provided by (used in) financing activities	(32,382)	(250,736)	716,633	(411,108)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(19,172)	(10,742)	(18,947)	(10,029)

Net Increase in Cash and Cash Equivalents	(223,243)	1,717	542,673	136,628
Cash and Cash Equivalents:
Beginning of period	1,702,395	623,990	936,479	489,079
End of period	$1,479,152	$625,707	$1,479,152	$625,707

NETAPP, INC.
SUPPLEMENTAL INFORMATION
(In thousands)
(Unaudited)

	QUARTER ENDED OCTOBER 24, 2008

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss (Gain) on Investments	Total

Cost of product revenues	$6,748	$624	-	-	-	$7,372
Cost of service revenues	-	2,419	-	-	-	2,419
Sales and marketing expense	1,259	12,849	-	-	-	14,108
Research and development expense	-	7,482	-	-	-	7,482
General and administrative expense	-	4,389	-	-	-	4,389
Net loss (gain) on investments	-	-	-	-	22,613	22,613
Effect on pre-tax income	$8,007	$27,763	-	-	$22,613	$58,383

	SIX MONTHS ENDED OCTOBER 24, 2008

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss (Gain) on Investments	Total

Cost of product revenues	$13,496	$1,572	-	-	-	$15,068
Cost of service revenues	-	5,460	-	-	-	5,460
Sales and marketing expense	2,518	29,191	-	-	-	31,709
Research and development expense	-	17,669	-	-	-	17,669
General and administrative expense	-	10,275	-	-	-	10,275
Net loss (gain) on investments	-	-	-	-	25,234	25,234
Effect on pre-tax income	$16,014	$64,167	-	-	$25,234	$105,415

	QUARTER ENDED OCTOBER 26, 2007

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss (Gain) on Investments	Total

Cost of product revenues	$5,278	$768	-	-	-	$6,046
Cost of service revenues	-	2,606	-	-	-	2,606
Sales and marketing expense	971	17,135	1,162	-	-	19,268
Research and development expense	-	12,332	-	-	-	12,332
General and administrative expense	50	5,529	-	-	-	5,579
Net loss (gain) on investments	-	-	-	-	(13,619)	(13,619)
Effect on pre-tax income	$6,299	$38,370	$1,162	-	($13,619)	$32,212

	SIX MONTHS ENDED OCTOBER 26, 2007

	Amortization of Intangible Assets	Stock-based Compensation Expenses	Acquisition-Related Retention Cost	Prior Acquisition-related Costs	Net Loss (Gain) on Investments	Total

Cost of product revenues	$10,556	$1,713	-	-	-	$12,269
Cost of service revenues	-	5,277	-	-	-	5,277
Sales and marketing expense	1,941	34,626	2,324	-	-	38,891
Research and development expense	-	25,507	-	-	-	25,507
General and administrative expense	200	11,658	-	2,800	-	14,658
Net loss (gain) on investments	-	-	-	-	(13,619)	(13,619)
Effect on pre-tax income	$12,697	$78,781	$2,324	$2,800	($13,619)	$82,983

NETAPP, INC.
RECONCILIATION OF NON-GAAP AND GAAP
IN THE CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except net income per share amounts)
(Unaudited)

	Quarter Ended		Six Months Ended
	October 24, 2008	October 26, 2007	October 24, 2008	October 26, 2007

SUMMARY RECONCILIATION OF NET INCOME
NET INCOME	$49,182	$83,758	$86,853	$118,095

Adjustments:
Amortization of intangible assets	8,007	6,299	16,014	12,697
Stock-based compensation expenses	27,763	38,370	64,167	78,781
Acquisition-related retention cost	-	1,162	-	2,324
Prior acquisition-related costs	-	-	-	2,800
Net (gain) loss on investments	22,613	(13,619)	25,234	(13,619)
Tax effect on sale of investments	-	5,477	-	5,477
Discrete GAAP tax provision items	3,816	(1,127)	4,308	(684)
Income tax effect	(19,274)	(3,906)	(28,530)	(13,470)

NON-GAAP NET INCOME	$92,107	$116,414	$168,046	$192,401

NET INCOME PER SHARE	$0.148	$0.229	$0.258	$0.318

Adjustments:
Amortization of intangible assets	0.024	0.017	0.047	0.034
Stock-based compensation expenses	0.083	0.105	0.190	0.212
Acquisition-related retention cost	-	0.003	-	0.006
Prior acquisition-related costs	-	-	-	0.008
Net (gain) loss on investments	0.068	(0.037)	0.075	(0.037)
Tax effect on sale of investments	-	0.015	-	0.015
Discrete GAAP tax provision items	0.011	(0.003)	0.013	(0.002)
Income tax effect	(0.058)	(0.011)	(0.085)	(0.036)

NON-GAAP NET INCOME PER SHARE	$0.276	$0.318	$0.498	$0.518

CONTACT:
NetApp
David Naumann, 408-822-6551 (Press)
david.nauman@netapp.com
Tara Dhillon, 408-822-6909 (Investors)
tara@netapp.com
Billie Fagenstrom, 408-822-6428 (Investors)
billief@netapp.com